UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

ABUNDIA GLOBAL IMPACT GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fees paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ABUNDIA GLOBAL IMPACT GROUP, INC.

1300 Post Oak Blvd., Suite 1305

Houston, Texas 77056

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 14, 2026

April 2, 2026

We cordially invite you to attend the 2026 Annual Meeting of Stockholders of Abundia Global Impact Group, Inc. (the “Company”), which will be held on May 14, 2026, at 11:00 a.m. Central Daylight Time (the “Annual Meeting”). There will be no physical meeting location for the Annual Meeting. The Annual Meeting will be a virtual stockholder meeting, conducted via live audio webcast, through which you can submit questions and vote online. You will not be able to attend the virtual Annual Meeting physically in person. You will need the 16-digit control number included on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials. You may access the Annual Meeting, by visiting the website located at www.virtualshareholdermeeting.com/AGIG2026, which will open 15 minutes prior to the start time for the Annual Meeting, and following the on-screen instructions. The Annual Meeting will be held for the following purposes, as more fully described in the accompanying definitive proxy statement on Schedule 14A (the “Proxy Statement”):

1.	to elect five (5) members of the Company’s board of directors (the “Board”), each to serve until the next annual meeting of the Company’s stockholders and until each of their respective successors are elected and qualified or until each of their earlier resignation or removal;

2.	to approve amending the Company’s 2025 Equity Incentive Plan (the “2025 Plan”) to increase the number of shares of common stock, par value $0.001 per share (the “Common Stock”) authorized for issuance thereunder by 1,000,000, from 750,000 shares to 1,750,000 shares;

3.	to ratify the Board’s selection of CBIZ CPAs P.C. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2026;

4.	to approve a non-binding advisory proposal to approve the compensation paid to the Company’s named executive officers; and

5.	to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Our Board recommends that you vote “FOR” each of the proposals presented at the Annual Meeting.

The accompanying Proxy Statement and its annex explain the various proposals and provide specific information about the Annual Meeting. Please read all of these materials carefully

We have elected to provide access to our proxy materials for the Annual Meeting electronically under the U.S. Securities and Exchange Commission’s “notice and access” rules. On or around April 2, 2026, we expect to distribute to our stockholders either (i) a copy of the Proxy Statement, the accompanying proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”) or (ii) the Notice of Internet Availability of Proxy Materials only. The Notice of Internet Availability of Proxy Materials contains instructions for how to access the Proxy Statement and the Annual Report and how to request a paper copy of the Proxy Statement and Annual Report.

The Board has fixed the close of business on March 17, 2026 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting.

Your prompt attention would be greatly appreciated.

By Order of the Board of Directors,

/s/ Edward Gillespie
Edward Gillespie
Chief Executive Officer

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE VIRTUAL ANNUAL MEETING, WE URGE YOU TO PLEASE VOTE YOUR SHARES. INSTRUCTIONS REGARDING EACH METHOD OF VOTING ARE PROVIDED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS AND STOCKHOLDERS CAN ACCESS SUCH PROXY MATERIALS AND VOTE AT WWW.VIEWPROXY.COM. IF YOU DESIRE TO VOTE BY MAIL, you may request a paper proxy card at no charge at any time from (A) www.viewproxy.com, (B) call 1-800-579-1639 or (C) send an email to sendmaterial@proxyvote.com on or before April 30, 2026 AND COMPLETE, SIGN AND DATE THE PROXY CARDS AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE PROVIDED. THE ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE VIRTUAL ANNUAL MEETING, YOU MAY VOTE AT THE ANNUAL MEETING ONLINE AT THE TIME OF SUCH ANNUAL MEETING, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD, AS DESCRIBED IN THE PROXY STATEMENT.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR OUR ANNUAL MEETING TO BE HELD VIRTUALLY ON MAY 14, 2026

The Proxy Statement, this notice and the proxy card for the Annual Meeting, and our most recently filed Annual Report on Form 10-K are available on the website located at www.virtualshareholdermeeting.com/AGIG2026 on the Annual Meeting date, by using your control number(s) that appears in the Notice of Internet Availability of Proxy Materials or on your proxy card.

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Abundia Global Impact Group, Inc.

PROXY STATEMENT

This proxy statement (“Proxy Statement”) is furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of Abundia Global Impact Group, Inc., a Delaware corporation (“we,” “us,” “our,” or the “Company”), with its principal executive offices at 1300 Post Oak Blvd., Suite 1305, Houston, Texas 77056, for use at the 2026 Annual Meeting of Stockholders to be held on May 14, 2026 and at any adjournment or postponement thereof (the “Annual Meeting”). The enclosed proxy relating to the Annual Meeting is solicited on behalf of the Board. In addition to solicitation electronically or by mail, our directors, officers and employees may solicit proxies on behalf of the Company, without additional compensation, by telephone, facsimile, mail, on the Internet or at the Annual Meeting. We may reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy materials to beneficial owners of our stock. We are mailing our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”), to our stockholders with this notice and Proxy Statement (including the form of proxy) on or about April 2, 2026.

Only stockholders of record at the close of business on March 17, 2026 will be entitled to receive notice of, and to vote at, the Annual Meeting. As of that date, there were outstanding and entitled to vote 43,720,999 shares of our common stock, par value $0.001 per share (the “Common Stock”). Each such stockholder is entitled to one vote for each share of Common Stock so held and may vote such shares either personally or by proxy.

The Annual Meeting will be held as a virtual meeting only, via a live audio webcast. There will be no physical meeting location for the Annual Meeting. You will be able to attend the meeting online and vote your shares electronically during the meeting by visiting www.virtualshareholdermeeting.com/AGIG2026 and entering your control number included in your Notice of Internet Availability of Proxy Materials or on your proxy card. Even though the Annual Meeting is being held virtually, stockholders will have the ability to participate in, hear others, and ask questions during the Annual Meeting.

On or around April 2, 2026, we mailed to our stockholders (other than to certain stockholders, including those who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials, which contains instructions as to how you may access and review on the Internet all of our proxy materials, including this Proxy Statement and the Annual Report. The Notice of Internet Availability of Proxy Materials also instructs you as to how you may vote your proxy on the Internet. If you would prefer to receive printed proxy materials, please follow the instructions for requesting printed materials contained in the Notice of Internet Availability of Proxy Materials. This process is designed to expedite stockholders’ receipt of proxy materials, lower the cost of the Annual Meeting and help conserve natural resources.

Record Date and Quorum Requirements

Only stockholders of record at the close of business on March 17, 2026, will be entitled to vote at the Annual Meeting. The holders of more than one-third of the Common Stock, issued and outstanding and entitled to vote on the record date, must be present online (by remote communication) or by proxy to have a quorum for the transaction of business at the Annual Meeting. Shares of Common Stock represented by proxy (includes shares which abstain, withhold the vote or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists for a matter presented at the Annual Meeting. At the close of business on March 17, 2026, we had 43,720,999 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote.

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Items to be Voted Upon, Voting Your Shares and Votes Required

Stockholders will be voting upon four matters as well as any other business that may properly come before the meeting. The specific items to be voted on are:

PROPOSAL	BOARD RECOMMENDATION	PAGE REFERENCE

Proposal 1: Election of directors	FOR EACH OF THE NOMINEES	Page 6

Proposal 2: Amendment to the Company’s 2025 Equity Incentive Plan (the “2025 Plan”)	FOR	Page 19

Proposal 3: Ratification of appointment of independent registered public accountant	FOR	Page 24
Proposal 4: Advisory vote to approve named executive officer compensation	FOR	Page 26

Vote Required for Election of Directors (Proposal No. 1). Our certificate of incorporation, as amended (the “Certificate of Incorporation”), does not authorize cumulative voting. Delaware law and our second amended and restated bylaws (the “Bylaws”) provide that our directors are to be elected by a plurality of the votes cast by holders of the shares of Common Stock present at the meeting. This means that the five (5) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

Vote Required for Amendment to the 2025 Plan (Proposal No. 2). Our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, Bylaws or applicable Delaware law), the affirmative vote of a majority of the votes cast by holders of the shares of Common Stock present and entitled to vote on the matter will be required for approval. Accordingly, the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock present and entitled to vote on the matter will be required to approve the amendment to the 2025 Plan. Abstentions and broker non-votes, if any, will have no effect on the outcome of this Proposal No. 2.

Vote Required for Ratification of Appointment of Independent Registered Public Accountants (Proposal No. 3). Our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, Bylaws or applicable Delaware law), the affirmative vote of a majority of the votes cast by holders of the shares of Common Stock present and entitled to vote on the matter will be required for approval. Accordingly, the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock present and entitled to vote on the matter will be required to ratify the Board’s selection of CBIZ CPAs P.C. as our independent registered public accountants for the fiscal year ending December 31, 2026. Abstentions and broker non-votes, if any, will have no effect on the outcome of this Proposal No. 3.

Vote Required for the Advisory Resolution on the Compensation of the Company’s Named Executive Officers (Proposal No. 4). Our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, Bylaws or applicable Delaware law), the affirmative vote of a majority of the votes cast by holders of the shares of Common Stock present and entitled to vote on the matter will be required for approval. Accordingly, the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock present and entitled to vote on the matter will be required to approve Proposal No. 4, which is non-binding on the Company. Abstentions and broker non-votes, if any, will have no effect on the outcome of this Proposal No. 4.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals. Broker non-votes are not counted in tabulating the voting result for any particular proposal where the voting standard calls for the approval of “a plurality of the votes cast” and such shares that constitute broker non-votes are not considered entitled to vote; broker non-votes are also not counted in tabulating the voting result for any particular proposal where the voting standard calls for the approval of “a majority of the votes cast by holders of shares of Common Stock and entitled to vote on the matter”. However, such shares that constitute broker non-votes are counted as “shares present” at the Annual Meeting for purposes of determining the presence of a quorum.

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The votes on Proposal No. 1, No. 2 and Proposal No. 4 are considered “non-routine,” and the vote on Proposal No. 3 is considered “routine.”

Abstentions are counted as “shares present” at the Annual Meeting for purposes of determining the presence of a quorum but are not counted where the voting standard for such approval calls for the approval of “a majority of the votes cast by holders of shares of Common Stock,” which is the voting standard for Proposal No. 2, Proposal No. 3 and Proposal No. 4.

Votes at the Annual Meeting will be tabulated by one or more inspectors of election designated by the Board.

Stockholders will not be entitled to dissenters’ rights with respect to any proposal to be considered and voted on at the Annual Meeting.

How to Vote

Your vote is very important no matter how many shares of Common Stock you own. Whether or not you plan to attend the virtual Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/AGIG2026, we urge you to vote your shares of Common Stock today.

Instructions regarding each method of voting are provided in the proxy materials and stockholders can access proxy materials and vote at www.proxyvote.com. If you desire to submit your vote via internet or telephone, or if you desire to submit questions while connected to the virtual Annual Meeting on the Internet, follow the instructions at www.virtualshareholdermeeting.com/AGIG2026 and use the control number included in the enclosed proxy card mailed to you or via the Notice of Internet Availability of Proxy Materials.

Submitting Your Proxy

Edward Gillespie, our Chief Executive Officer, is named as attorney-in-fact in the proxy. If you complete and submit your proxy, Mr. Gillespie will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy card but do not fill out the voting instructions on the proxy card, Mr. Gillespie will vote the shares represented by your proxy as follows:

●	FOR the election of each of the director nominees;

●	FOR the amendment to the Company’s 2025 Equity Incentive Plan (the “2025 Plan”);

●	FOR the ratification of the selection of CBIZ CPAs P.C. as our registered public accountant; and

●	FOR approval, on an advisory basis, of the compensation of our named executive officers.

To ensure that your vote is recorded promptly, please vote as soon as possible. To vote by proxy, please carefully review the instructions on each of your voting options described in the accompanying Proxy Statement, as well as in the accompanying Notice of Internet Availability of Proxy Materials, proxy card or voting instruction card you received in the mail. Please complete, sign and mail the proxy card in the enclosed postage-paid envelope or use the Notice of Internet Availability of Proxy Materials or proxy card for each account to vote by Internet or by telephone.

If you want to vote shares that are held in “street name” or are otherwise not registered in your name, you will need to obtain a “legal proxy” from the holder of record and present it at the Annual Meeting.

Revoking or Changing Your Proxy

Any stockholder may revoke a submitted proxy by (i) filing a later-dated proxy or a written notice of revocation via internet at any time before the original proxy is exercised or (ii) attending the Annual Meeting via internet and voting.

Please note, however, that only your last dated proxy will be counted, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting, as described in this Proxy Statement.

If your shares of Common Stock are held in the name of a brokerage firm, bank, nominee or other institution, and you have instructed your brokerage firm, bank, nominee or other institution to vote such shares, you must follow the instructions received from your brokerage firm, bank, nominee or other institution to change your voting instruction. Please contact your custodian for detailed instructions on how to revoke your voting instruction and the applicable deadlines.

Information Regarding the Company

Our principal executive offices are located at 1300 Post Oak Blvd., Suite 1305, Houston, Texas 77056.

The Company’s website address, https://abundiaimpact.com, is included in this Proxy Statement as a textual reference only, and the information in the Company’s website is not incorporated by reference into this Proxy Statement.

Other Information

We will bear the expenses of soliciting proxies. Our officer and certain other employees, without additional remuneration, may solicit proxies personally or by telephone, e-mail or other means. We may reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

Our Annual Report, which is not part of the proxy soliciting materials, is included with this Proxy Statement.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below shows the number of our shares of Common Stock beneficially owned as of March 17, 2026 by:

●	each person or group known by us to beneficially own more than 5% of our outstanding voting securities;
●	each director;
●	each named executive officer; and
●	all of our current directors and named executive officers of the Company as a group.

For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of Common Stock or other equity securities of the Company that such person has the right to acquire within sixty (60) days of March 17, 2026. For purposes of computing the percentage of outstanding shares of our Common Stock or other equity securities of the Company held by each person or group of persons named above, any shares that such person or persons has the right to acquire within sixty (60) days of March 17, 2026 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. .. The inclusion in the table below of any shares of Common Stock deemed beneficially owned does not constitute an admission of beneficial ownership of such shares of Common Stock. As of March 17, 2026, there were 43,720,999 shares of Common Stock issued and outstanding.

The presentation of the shares of Common Stock in the following table reflects the Company’s 1-for-10 reverse stock split of its Common Stock effected on June 6, 2025.

Name and Address of Beneficial Owner(1)	Shares of Common Stock Beneficially Owned	Percentage of Common Stock Outstanding
Named executive officers and directors:
Edward Gillespie, Chief Executive Officer and Director(2)	145,038	*
Lucie Harwood, Chief Financial Officer(3)	34,843	*
Joseph Gasik, Chief Operating Officer(4)	17,422	*
Matthew Henninger, Director(5)	28,349	*
Martha Crawford, Director(6)	50,263	*
Peter Longo, Director(7)	110,834	*
Robert Bailey, Director(8)	97,375	*
All current named executive officers and directors as a group (7 persons)	484,124	1.1%

5% Shareholders:
Bower Family Holdings, LLC(9)	3,284,598	7.5%
Abundia Financial, LLC(10)	27,599,221	63.1%

*	Less than 1%.

(1)	Unless otherwise noted, the business address of each person is 1300 Post Oak Blvd., Suite 1305, Houston, Texas 77056.

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(2)	Includes 94,077 restricted shares of Common Stock, which are subject to quarterly vesting over a period of twelve months from January 21, 2026.
(3)	Consists of 34,843 restricted shares of Common Stock, which are subject to quarterly vesting over a period of twelve months from January 21, 2026.
(4)	Consists of 17,422 restricted shares of Common Stock, which are subject to quarterly vesting over a period of twelve months from January 21, 2026.
(5)	Includes an aggregate of 18,849 shares of Common Stock issuable upon the exercise of stock options held by Mr. Henninger, which will vest within 60 days of March 17, 2026. Excludes an aggregate of 31,359 shares of Common Stock issuable upon the exercise of stock options held by Mr. Henninger, which are subject to quarterly vesting over a period of twelve months from January 21, 2026, and an aggregate of 25,186 shares of Common Stock issuable upon the exercise of stock options held by Mr. Henninger, which are subject to quarterly vesting over a period of twelve months from February 3, 2026, none of which have vested or will vest within 60 days of March 17, 2026.
(6)	Consists of 27,875 restricted shares of Common Stock, which are subject to quarterly vesting over a period of twelve months from January 21, 2026 and 22,388 restricted shares of Common Stock, which are subject to quarterly vesting over a period of twelve months from February 3, 2026.
(7)	Includes 11,918 shares of Common Stock issuable upon exercise of fully vested stock options. Includes 27,875 restricted shares of Common Stock, which are subject to quarterly vesting over a period of twelve months from January 21, 2026.
(8)	Includes 1,500 shares of Common Stock issuable upon exercise of fully vested stock options. Includes 27,875 restricted shares of Common Stock, which are subject to quarterly vesting over a period of twelve months from January 21, 2026.
(9)	The address of Bower Family Holdings, LLC (“BFH”) is 110 Kings Road, Kings Mountain, NC 28086. Kevin Bower has sole voting control and investment discretion with respect to the shares of Common Stock held by BFH. Please also see “ - Closing of Share Exchange and Change of Control” below.
(10)	The address of Abundia Financial, LLC (“Abundia Financial”) is 48 Wall Street, 11th Floor, New York, NY 10005. Edward Gillespie, Joseph Gasik and Kevin Bower, the managers of Abundia Financial, may be deemed to have shared voting and investment discretion with respect to the shares of Common Stock held by Abundia Financial. Messrs. Gillespie, Gasik and Bower disclaim beneficial ownership of such shares held by Abundia Financial except to the extent of their respective pecuniary interest therein. Please also see “ - Closing of Share Exchange and Change of Control” below.

Closing of Share Exchange and Change of Control

On July 1, 2025, as contemplated by that certain share exchange agreement, dated February 20, 2025, as amended (the “Share Exchange Agreement”), between the Company and Abundia Financial and BFH (the “AGIG Unitholders”), the Company acquired all of the outstanding units of Abundia Global Impact Group, LLC (“AGIG LLC”) from the AGIG Unitholders in exchange for issuing to the AGIG Unitholders an aggregate of 31,778,032 shares of Common Stock, which is equal to 94% of the sum of (a) the aggregate issued and outstanding Common Stock at the time of the closing of such transaction (including the Exchange Shares (as defined in the Share Exchange Agreement)), plus (b) all Common Stock approved for issuance by the Company under a Future Equity Incentive Plan (as defined in the Share Exchange Agreement) at the time of such closing, contingent upon the approval by the stockholders of the Company of such Future Equity Incentive Plan (the “Share Exchange”). Immediately following the consummation of the Share Exchange, Abundia Financial directly held 84.6% of the outstanding shares of the Company, and BFH directly held 10.4%, and indirectly through Abundia Financial 46.3%, of the outstanding shares of Common Stock, resulting in a change of control of the Company.

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ELECTION OF DIRECTORS

(Proposal No. 1)

The following individuals have been nominated as members of the Board, each to serve until the Company’s 2027 Annual Meeting of Stockholders, until each of their respective successors are elected and qualified, or until each of their earlier resignation or removal. Pursuant to Delaware law and our Bylaws, directors are to be elected by a plurality of the votes of the shares cast by holders present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the five (5) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees.

Following is information about each nominee, including biographical data for at least the last five (5) years, presented as of March 17, 2026. Should one or more of these nominees become unavailable to accept nomination or election as a director, Mr. Gillespie will vote the shares that he represents for the election of such other persons as the Board may recommend, unless the Board reduces the number of directors. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

Name of Director	Age	Director Since
Edward Gillespie	50	2025
Robert Bailey	62	2024
Martha Crawford	58	2025
Matthew Henninger	59	2025
Peter Longo	66	2024

Edward Gillespie Age: 50 Director Since: July 1, 2025	Edward Gillespie has over 20 years of executive experience in senior management, finance, operations and capital markets. Mr. Gillespie co-founded Abundia Global Impact Group LLC in 2019 and is its CEO, and has served as a Board member and the Company’s President and CEO since July 1, 2025. Since 2018, Mr. Gillespie has served on the board of Poseidon Plastics, Ltd. and as the President of Abundia Financial. He also served as the Chief Executive Officer of SafeBus Inc. and as the Chairman and Managing Director of Port House Consultants Ltd. In 2007, Mr. Gillespie founded Moyle Road Construction Ltd. and served as the Chairman and Managing Director until 2012, during which time the company grew to employ over 100 employees and earned multi-million Euros in revenue. Mr. Gillespie has a Diploma in Business Management and Development from The College of Management and IT in Ireland. Mr. Gillespie has served as a board member of various companies for the past 25 years and held other senior management positions. His experience both at the board and executive levels makes him duly qualified to serve as a Board member.

Robert Bailey Age: 62 Director Since: November 11, 2024	Robert Bailey has served as a director since November 11, 2024. Prior to joining the Company, Mr. Bailey held multiple executive leadership roles at United Technologies Corporation (UTC), now RTX, until his retirement in 2020. Mr. Bailey has over 35 years of experience in corporate finance and accounting. Since his retirement Mr. Bailey has been performing financial consulting for a variety of companies. From 2016 to 2020, Mr. Bailey served as Vice President Controller for UTC. In this role he interacted extensively with the Audit Committee of the UTC Board of Directors and also played a key financial leadership role in the 2020 corporate reorganization of UTC and merger with Raytheon Corporation. During his 28 years with UTC, Mr. Bailey served as CFO and Principal Accounting Officer at several of UTC’s business units, most recently at Pratt & Whitney Aircraft. RTX is not affiliated with the Company. Mr. Bailey has a Bachelor of Science in Accountancy from the University of Massachusetts - Amherst and is a Certified Public Accountant (CPA). His experience both at the board and executive levels makes him duly qualified to serve as a Board member.

Martha Crawford Age: 58 Director Since: August 1, 2025	Martha Crawford has served as a director since August 1, 2025. During her 30-year career, she has had a distinguished career in the energy, chemicals and finance industries. She presently serves as an Independent Director on the boards of Blink Charging, and of GHD Consulting. As CEO of ESG-FIN Advisory, she serves as a senior advisor to several private equity owned companies in environmental infrastructure (e.g., Sanexen, Aries CleanTech, Lakeshore Recycling Systems). She served as an independent director of ALTRAN Technologies from 2015 to 2020 and an independent director of Suez SA from 2019 to 2022. From 1997 to 2016, Dr. Crawford was Chief Technology Officer for Areva (now Orano) and Air Liquide, leading international research and development operations. Having served on the Investment Committees at both companies, she is skilled at CAPEX and project management. Dr. Crawford holds MS and PhD degrees in Chemical and Environmental Engineering from Harvard University and an MBA from the French College des Ingénieurs. She also holds an Executive Certificate in Private Equity and Venture Capital from Columbia Business School. Her experience as a board member and at the executive level makes her duly qualified to serve as a Board member.

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Matthew Henninger Age: 59 Director Since: July 1, 2025	Matthew Henninger has served as a director since July 1, 2025. Mr. Henninger has over 35 years of experience that encompasses corporate finance, marketing, brand development, and operational management. Mr. Henninger is currently the Managing Partner of BRM Holdings, a private family office that has investments in biotech, healthcare services, consumer products, data access technology, and investment funds. Since March 2015, he has managed the day-to-day operations of the business, including the evaluation of prospective business opportunities and investments. In April 2023, Mr. Henninger became the CEO of Exotropin, a BRM Holdings portfolio company. Exotropin is an exosome platform technology company that has developed a portfolio of intellectual property around processing and use of the proprietary exosomes. The company also produces and sells consumer products predominately in the United States and the Middle East. In addition to his duties as the company’s CEO, he is also responsible for the manufacturing of the company’s products. The businesses have no affiliation with the Company and Mr. Henninger has not held any other directorships in the last five years. His experience at board and executive levels makes him duly qualified to serve as a Board member.

Peter Longo Age: 66 Director Since: November 11, 2024	Peter Longo has served as a director of the Company since November 11, 2024. Most recently, Mr. Longo served as our President, Chief Executive Officer, and Chief Financial Officer until July 1, 2025. Prior to joining the Company, Mr. Longo held several executive leadership roles at United Technologies Corporation (UTC), now RTX, from 1988 until his retirement in 2018 as Senior Vice President of Operations. During his 30-year tenure at UTC, he served as Chief Financial Officer, Chief Information Officer, and Principal Accounting Officer across various business units and at the corporate headquarters. Since 2018, he has served as the Chairman of Cyient, Inc., the U.S. subsidiary of Cyient, Ltd, a leading management services provider in engineering, manufacturing, geospatial, network, and operations management services. Neither Cyient nor RTX is affiliated with the Company. Mr. Longo holds a B.S. in Accountancy from Bentley University and has been a Certified Public Accountant since 1981.His experience both at board and executive levels makes him duly qualified to serve as a Board member.

Vote Required and Recommendation

Our Certificate of Incorporation does not authorize cumulative voting. Delaware law and our Bylaws provide that directors are to be elected by a plurality of the votes of the shares of Common Stock cast on the election of directors. This means that the five (5) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

Votes withheld will be counted for purposes of determining the presence or absence of a quorum but will not be counted as votes cast for any particular nominee. Broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum but will not have any effect on the number of votes cast for any particular nominee.

At the Annual Meeting a vote will be taken on a proposal to approve the election of the five (5) director nominees.

THE BOARD UNANIMOUSLY RECOMMENDS

A VOTE FOR THE ELECTION OF THE FIVE (5) DIRECTOR NOMINEES.

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CORPORATE GOVERNANCE

The Board and Board Meetings; Annual Meeting Attendance

The Board consists of five directors. During the fiscal year ended December 31, 2025, the Board held a total of five (5) meetings (including telephonic meetings and committee meetings). All members of the Board attended at least 75% of the Board meetings during the period in which they served as director. Our corporate governance guidelines provide that directors are expected to attend the annual meeting of stockholders. All of our directors holding positions at the time of the 2025 annual meeting of stockholders attended such stockholder meeting.

Board Independence

The Board has determined that, with the exception of Edward Gillespie, our Chief Executive Officer, and Peter Longo, who previously served as our Chief Executive Officer within the past three years, each of the directors qualify as “independent” as defined by applicable NYSE American and U.S. Securities and Exchange Commission (“SEC”) rules. In making this determination, the Board has concluded that none of these directors has a relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Board Committees

The Board currently has, and appoints members to, three standing committees: the audit committee, the compensation committee, and the governance and nominating committee. Each member of these committees is independent as defined by applicable NYSE American and SEC rules. The current members of the Board’s committees are identified below:

Director	Audit	Compensation	Governance and Nominating
Robert Bailey	(Chair)
Matthew Henninger		(Chair)
Martha Crawford			(Chair)

Audit Committee

The audit committee of the Board (“Audit Committee”), which is appointed by the Board, is composed of three independent directors, Robert Bailey, Matthew Henninger, and Martha Crawford, each of whom meets the independence and financial literacy requirements as defined by applicable NYSE American and SEC rules. The Audit Committee assists the Board in its general oversight of our financial reporting, internal controls, legal compliance, ethics programs and audit functions, and is directly responsible for the appointment, evaluation, retention and compensation of the registered public accounting firm. The Board has determined that Mr. Bailey qualifies as an “audit committee financial expert” in accordance with the applicable rules and regulations of the SEC.

The Audit Committee acts under the terms of a written charter initially adopted in May 2006, a copy of which can be found on our website at https://investors.abundiaimpact.com/composition-committee. The Audit Committee met two (2) times during the fiscal year ended December 31, 2025. For more information regarding the Audit Committee, please refer to the “Report of Audit Committee” beginning on page 18.

Compensation Committee

The compensation committee of the Board (“Compensation Committee”), which is appointed by the Board, is composed of three independent directors, Mathew Henninger, Robert Bailey, and Martha Crawford, as defined by applicable NYSE American rules. The Compensation Committee is responsible for establishing and administering the policies that govern both annual compensation and equity ownership. It reviews and approves salaries, bonus and incentive compensation, perquisites, equity compensation, and all other forms of compensation for our executive officers, including our chief executive officer. The Compensation Committee is also responsible for reviewing and administering our incentive compensation plans, equity incentive programs and other benefit plans. It periodically reviews and makes recommendations to the Board with respect to director compensation.

8

The Compensation Committee acts under the terms of a written charter adopted in June 2013, a copy of which can be found on our website at https://investors.abundiaimpact.com/governance-documents. The Compensation Committee held one (1) meeting during the fiscal year ended December 31, 2025.

Governance and Nominating Committee

The governance and nominating committee of the Board (“Nominating Committee”), which is appointed by the Board, is composed of three independent directors Martha Crawford, Matthew Henninger, and Robert Bailey, as defined by applicable NYSE American rules. The Nominating Committee reviews, evaluates and proposes candidates for election to the Board, and considers any nominees properly recommended by stockholders. The Nominating Committee promotes the proper constitution of the Board so that it meets its fiduciary obligations to our stockholders, and oversees the establishment of, and compliance with, appropriate governance standards. If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Nominating Committee then identifies the desired skills and experience of a new candidate(s).

The Nominating Committee acts under the terms of a written charter adopted in June 2025, a copy of which can be found on our website at https://investors.abundiaimpact.com/governance-documents. The Nominating Committee did not hold meetings during the fiscal year ended December 31, 2025.

Stockholders also have the right under our Bylaws to directly nominate director candidates, without any action or recommendation on the part of the Board, by following the procedures set forth under “Deadline for Submission of Stockholder Proposals for the 2027 Annual Meeting” on page 30.

Communicating with the Independent Directors

Our Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Our lead independent director, Mr. Bailey is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the Board as he considers appropriate.

Communications are forwarded to the Board if they relate to important substantive matters and include suggestions or comments that the lead independent director, with the assistance of our counsel, considers to be important for the Board to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to the Board should address such communications to Abundia Global Impact Group, Inc., Board of Directors, c/o Corporate Secretary, 1300 Post Oak Blvd., Suite 1305, Houston, Texas 77056.

Family Relationships

There are no family relationships between any of the officers or directors of the Company.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our current directors or executive officers has, during the past ten (10) years:

●	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

9

●	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two (2) years prior to that time;

●	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or his association with persons engaged in any such activity;

●	been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

●	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Except as may be set forth in our discussion below in “Related Party Transactions,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Board Leadership Structure and Risk Oversight Role

Mr. Bailey presently serves as our “lead independent director.” Mr. Longo presently serves as chairman of the Board. We believe that such a leadership structure is appropriate for the Company given the small size of the Company and our need to control costs and facilitate rapid response to market opportunities.

Our Board provides high level oversight with respect to our risk management activities, consisting principally of interfacing with management with regard to proper risk management policies and implementation of those policies. In general, the Board familiarizes itself with the risk management policies being pursued and the actual transactions carried out in that regard so as to assure that the policy is sound and the transactions undertaken are consistent with the policy. Given our position as a non-operator of our various properties, decisions regarding entry into derivative instruments to manage commodity price risk is typically vested in the property operators and, therefore, the Board believes that the Company and its management have little discretion with regard to risk management transactions at the property level.

Anti-Hedging Policy

Under the terms of our Insider Trading Policy, all directors and executive officers are prohibited from engaging in any hedging transaction involving shares of our securities, such as puts, calls or short sales.

Code of Conduct and Ethics

We have adopted a written code of conduct and ethics (the “Code of Ethics”) that applies to all our directors, officers and employees, including our chief executive officer and our chief financial and accounting officer. A current copy of the Code of Ethics can be found on our website at https://investors.abundiaimpact.com/governance-documents. In addition, we intend to post on our website or file under cover of a Current Report on Form 8-K all disclosures that are required by law or NYSE American listing standards concerning any amendments to, or waivers from, any provision of the Code of Ethics.

10

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

Our executive officers are:

Name	Age	Position
Edward Gillespie	50	Chief Executive Officer and Director
Lucie Harwood	50	Chief Financial Officer
Joe Gasik	50	Chief Operating Officer

Biographical information about Mr. Gillespie appears above on page 6.

Lucie Harwood Officer Since: July 1, 2025

Ms. Harwood has over 20 years of finance experience across multiple industries, including senior roles at Kerry Group and Laird PLC. She has served as Chief Financial Officer of Abundia Impact Group, LLC since 2022. Previously, she was Interim Chief Financial Officer of Aer Lingus from 2020 to 2021 and served as Director of Insurance, Tax & Treasury from 2018 to 2020. Ms. Harwood brings broad expertise across finance functions, with particular strengths in investor relations, risk management, tax, and treasury. She has led finance teams of varying sizes, often during periods of significant organizational change. Ms. Harwood is a UK Chartered Accountant (FCA) and holds a BA (Hons) in Politics and History from the University of Newcastle-upon-Tyne.

Joseph Gasik Officer Since: July 1, 2025	Mr. Gasik is a partner and co-founder of Abundia Financial, LLC - an asset investment acquisition and venture capital development company that established and provided all Abundia Global Impact Group, LLC seed funding. As a strategic and operational leader, Mr. Gasik is experienced in developing and executing corporate business plans and delivering large-scale change programs to drive excellence and growth. At GE Transportation, he designed and implemented the governance process and delivery framework to manage more than 200 IT integration projects associated with an $8 billion Fortune 500 merger. For Musanada, an Abu Dhabi government-owned entity, Mr. Gasik served as a critical adviser to the executive management team, driving forward the formulation of Musanada’s strategy and overseeing its execution through the Balanced Scorecard. During his tenure at Musanada, the company grew from 30 employees to more than 500, with a portfolio of $27 billion in public infrastructure projects, making it one of the largest developers in the Middle East. Mr. Gasik also consulted at the Ministry of Interior in Saudi Arabia and worked at UBS Wealth Management in the United States. He has an MBA from the University of Notre Dame, an MS from Stevens Institute of Technology, and a BBA from the University of Delaware. Mr. Gasik also serves on the board of Poseidon Plastics and is based in Chicago.

11

EXECUTIVE COMPENSATION

Summary Executive Compensation Table

The following table sets forth information regarding the compensation awarded to or earned by the executive officers listed below during the years ended December 31, 2025 and 2024. We have opted to comply with the reduced executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act of 1933, as amended (the “Securities Act”), which require compensation disclosure for only (i) our principal executive officer, (ii) the two most highly compensated executive officers other than our principal executive officer and (iii) if applicable, up to two individuals who would have qualified as our two most highly compensated executive officers other than the principal executive officer but for the fact that the individual was not serving as an executive officer of the Company at the end of the last completed fiscal year. Throughout this document, the officers below are referred to as our “named executive officers” or “NEOs”.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(1)	All Other Compensation ($)	Total ($)

Edward Gillespie(2), Chief Executive Officer	2025	187,277	100,000	270,000	-	-	-	557,227
	2024	-	-	-	-	-	-	-

Lucie Harwood(3), Chief Financial Officer	2025	187,277	50,000	100,000	-	-	-	337,227
	2024	-	-	-	-	-	-	-

Joseph Gasik(4), Chief Operating Officer	2025	180,000	25,000	50,000	-	-	-	255,000
	2024	-	-	-	-	-	-	-

Peter Longo(5), Former Chief Executive Officer and Chief Financial Officer	2025	90,000	-	262,000	70,034	-	-	422,034
	2024	24,000	-	-	27,883	-	-	51,883

John Terwilliger(6), Former Chief Executive Officer	2025	-	-	-	-	-	-	-
	2024	240,000	-	-	-	21.225	-	261,225

(1)	The amounts consists of production payments under our Production Incentive Compensation Plan (no longer in effect) and with respect to revenues from prospects in Colombia. For a description of our Production Incentive Compensation Plan, see Note 9 to the consolidated financial statements included as part of Part II, Item 8 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on February 24, 2025, as amended and filed with the SEC on April 30, 2025.

(2)	On July 1, 2025, Mr. Gillespie was appointed as Chief Executive Officer and to the Board of Directors of the Company, in connection with the Share Exchange.

(3)	On July 1, 2025, Ms. Harwood was appointed as Chief Financial Officer of the Company, in connection with the Share Exchange.

(4)	On July 1, 2025, Mr. Gasik was appointed as Chief Operating Officer of the Company, in connection with the Share Exchange.

(5)	On November 11, 2024, Mr. Longo was appointed as Chief Executive Officer and to the Board of Directors of the Company. On February 18, 2025, Mr. Longo was appointed Chief Financial Officer of the Company. On July 1, 2025, in connection with the Share Exchange, Mr. Longo resigned from his position as Chief Executive Officer and Chief Financial Officer of the Company.

(6)	On November 11, 2024, Mr. Terwilliger resigned as Chief Executive Officer of the Company. On December 31, 2024, Mr. Terwilliger resigned as a member of the Board of Directors of the Company.

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Outstanding Equity Awards at Fiscal Year-End

The following table includes certain information with respect to unexercised options previously awarded to the named executive officers at December 31, 2025. The presentation of the shares of Common Stock in the following table reflects the Company’s 1-for-10 reverse stock split of its Common Stock effected on June 6, 2025.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested

Edward Gillespie	-	-	-	-	-	-	-

Lucie Harwood	-	-	-	-	-	-	-

Joseph Gasik	-	-	-	-	-	-	-

Peter Longo	06/17/25	1,415.09	-	10.60	06/17/35	-	-
	05/15/25	2,205.88	-	6.80	05/15/35	-	-
	04/15/25	2,678.57	-	5.60	04/15/35	-	-
	03/15/25	1,401.87	-	10.70	03/15/35	-	-
	02/15/25	1,063.83	-	14.10	02/15/35	-	-
	01/15/25	920.50	-	16.30	01/15/35	-	-
	12/16/24	1,870	-	13.80	12/16/34	-	-
	11/15/24	1,145	-	13.10	11/15/34	-	-

John Terwilliger	03/20/19	4,000	-	37.50	03/20/28	-	-
	06/13/20	4,000	-	27.062	06/13/29	-	-
	09/18/19	4,800	-	24.625	09/18/29	-	-
	11/11/20	15,000	-	14.50	11/10/30	-	-
	07/22/22	15,000	-	17.70	07/22/31	-	-

Employment Arrangements

On November 1, 2024, AGIG LLC entered into a service agreement with Port House Consultants Limited (“Port House”), pursuant to which Port House agreed to supply the services of its employee, Mr. Gillespie, to act as Chief Executive Officer of the Company effective July 1, 2025. While serving as an officer of the Company, Mr. Gillespie initially received $22,500 per month, with a bonus of up to 25% based on performance metrics mutually agreed upon, which has since increased to $30,000 per month, with an additional bonus of up to 100% cash and/or equivalent Company stock.

On November 1, 2024, AGIG LLC entered into a service agreement with Blackbox LLC (“Blackbox”), pursuant to which Blackbox agreed to supply the services of its employee, Mr. Gasik, to act as Chief Operating Officer of the Company effective July 1, 2025. While serving as an officer of the Company, Mr. Gasik initially received $22,500 per month, with a bonus of up to 25% based on performance metrics mutually agreed upon, which has since increased to $30,000 per month, with an additional bonus of up to 100% cash and/or equivalent Company stock.

On November 1, 2024, Abundia Global Impact Group (Ireland) Limited entered into an employment agreement with its employee, Ms. Harwood, pursuant to which Ms. Harwood agreed to act as Chief Financial Officer of the Company effective July 1, 2025. While serving as an officer of the Company, Ms. Harwood initially received $22,500 per month, with a bonus of up to 25% based on performance metrics mutually agreed upon, which has since increased to $30,000 per month, with an additional bonus of up to 100% cash and/or equivalent Company stock.

On July 1, 2025, in connection with the Share Exchange, Mr. Longo resigned from his position as Chief Executive Officer and Chief Financial Officer of the Company. Mr. Longo did not have an employment agreement with the Company. While serving as an officer of the Company, Mr. Longo received the following compensation: (1) a base salary of $15,000 a month, (2) the monthly-issuance of options to acquire a number of shares of Common Stock equal to $15,000 divided by the then trading price per share (mid-month) of Common Stock. Mr. Longo did not participate in health insurance or other benefit plans available to company employees.

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Mr. Terwilliger resigned as Chief Executive Officer of the Company effective November 11, 2024. In November 2024, we entered into an agreement with Mr. Terwilliger, paying him $800,000 in exchange for terminating his change of control agreement with the Company. In addition, Mr. Terwilliger resigned as a director on December 31, 2025, serving as an advisor to the Company for $2,500 monthly payments until August 2025. No stock options were granted to Mr. Terwilliger during 2024 or thereafter.

Equity Incentive Plans

Our board of directors and stockholders have adopted the Houston American Energy Corp. 2017 Equity Incentive Plan (the “2017 Plan”), the Houston American Energy Corp. 2021 Equity Incentive Plan (the “2021 Plan”) and the 2025 Plan (together with the 2017 Plan, the “Plans”).

There were 40,000 shares, 50,000 shares, and 750,000 shares, respectively, of Common Stock reserved for issuance pursuant to grants of stock options and restricted stock under the 2017 Plan, the 2021 Plan, and the 2025 Plan as of December 31, 2025. The Plans are administered by our Compensation Committee and provide that key employees, consultants and directors are eligible to participate therein.

The Houston American Energy Corp. 2008 Equity Incentive Plan (the “2008 Plan”) has expired and no new option grants may be made thereunder, although options granted under the 2008 Plan remain outstanding and exercisable as of December 31, 2025.

Policies on the Timing of Option Grants in Relation to the Release of Material Non-public Information

We do not have any formal policy that requires the Company to grant, or avoid granting, equity-based compensation at certain times. We do not grant equity awards in anticipation of the release of material non-public information that is likely to result in changes to the price of our Common Stock, and do not time the public release of such information based on award grant dates. The timing of any equity grants to executive officers or directors in connection with new hires, promotions, or other non-routine grants is tied to the event giving rise to the award (such as an executive officer’s commencement of employment or promotion effective date).

During the year ended December 31, 2025, other than as disclosed in the table below, there were no grants of stock options made to our named executive officers during any period beginning four business days before the filing of a periodic report or current report disclosing material non-public information and ending one business day after the filing or furnishing of such report with the SEC.

Name	Grant Date	Number of securities underlying the award(1)	Exercise price of the award ($/Sh)	Grant date fair value of the award(2)

Percentage
change in the
closing market
price of the
securities
underlying the
award between

the trading
day ending
immediately
prior to the

disclosure of
material
nonpublic
information

and the trading
day beginning
immediately

following the
disclosure of
material
nonpublic

information.

Peter Longo	01/15/2025	920	$16.30	$13,604	(8.24)%
Peter Longo	02/15/2025	1,064	$14.01	$13,486	(7.09)%
Peter Longo	06/17/2025	1,415	$10.60	$14,574	(26)%

(1)	Such number of shares of Common Stock issuable upon exercise of such stock options reflect the Company’s 1-for-10 reverse stock split of its Common Stock effected on June 6, 2025.
(2)	Exercise price of the options was equal to the closing market price on the date of grant. The grant date fair value of the award was calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in footnote 10 to the Notes to Consolidated Financial Statements contained in the Annual Report.

Pension Benefits

We do not maintain any retirement plans or otherwise provide any retirement benefits of any nature for our executives or employees.

Clawback Policy

Our Board has adopted a clawback policy covering compensation paid to our executive officers. Under this policy, in the event a restatement of our financial statements is made due to material noncompliance with financial reporting requirements under U.S. securities laws, any performance-based cash compensation paid and any performance-based equity awards granted to such officer with respect to the period covered by the restatement will be recalculated and the board may seek recoupment of any excess compensation.

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Pay Versus Performance

The following information sets forth the relationship between executive compensation actually paid and certain financial performance of the Company for the fiscal years ended December 31, 2025, 2024 and 2023.

Year (a)	Summary Compensation Table Total for Principal Executive Officer (“PEO”) (John Terwilliger) (1) (b)	Summary Compensation Table Total for PEO (Peter Longo) (1) (b)	Summary Compensation Table Total for PEO (Edward Gillespie) (1) (b)	Compensation Actually Paid to PEO (John Terwilliger)(2) (c)	Compensation Actually Paid to PEO (Peter Longo)(2) (c)	Compensation Actually Paid to PEO (Edward Gillespie)(2) (c)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers (“NEOs”) (3) (d)	Average Compensation Actually Paid to Non-PEO NEOs (3) (e)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (4) (f)	Net Income (Loss) (millions) (5) (g)
2025	n/a	$422,034	$557,227	n/a	$419,966	$557,227	$296,114	$296,114	$42.44	$(29.40)
2024	$261,225	$51,883	n/a	$261,225	$53,205	n/a	n/a	n/a	$62.50	$(8.22)
2023	$442,941	n/a	n/a	$443,941	n/a	n/a	n/a	n/a	$47.97	$(3.21)

(1)	The dollar amounts reported in each column (b) are the amounts of total compensation reported for Messrs. Terwilliger, Longo and Gillespie, as applicable, for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation - Summary Executive Compensation Table.”
(2)	The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Messrs. Terwilliger, Longo and Gillespie, as applicable, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Messrs. Terwilliger, Longo and Gillespie during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Messrs. Terwilliger’s, Longo’s, and Gillespie’s total compensation for each year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO ($)	Reported Value of Equity Awards (a) ($)	Equity Award Adjustments (b) ($)	Compensation Actually Paid to PEO ($)
2025 (Peter Longo)(1)	$422,034	$70,034	$67,966	$419,966
2025 (Ed Gillespie)(2)	$557,227	$-	$-	$557,227
2024 (John Terwilliger)(3)	$261,225	$-	$-	$261,225
2024 (Peter Longo)	$51,883	$27,833	$29,205	$53,205
2023	$442,940	$-	$-	$442,940

(a)	The grant date fair value of equity awards represents the total of the amounts reported in the “Option Awards” columns in the Summary Compensation Table for the applicable year.

(b)	The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

(1)	Appointed Chairman of the Board on July 1, 2025.

(2)	Appointed to the Board on July 1, 2025.

(3)	Retired from the Board on December 31, 2024.

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Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2025	$53,959	$-	$14,007	$-	$-	$-	$67,966
2024	$23,629	$-	$5,577	$-	$-	$-	$29,205
2023	$-	$-	$-	$-	$-	$-	$-

(3)	The Company did not have any other named executive officers in the 2024 and 2023 fiscal years.
(4)	The cumulative Total Shareholder Return is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period. No dividends were paid on stock or option awards during the fiscal years ended December 31, 2025, 2024 or 2023.
(5)	The dollar amounts reported represent the amount of net income (loss) reflected in our consolidated audited financial statements for the applicable year.

Description of Pay Versus Performance Relationships

The following graphs show the relationship between the executive compensation actually paid (“CAP”) for our PEO and our total shareholder return and net income over the prior three fiscal years ending December 31, 2025, 2024 and 2023, as reported in the tables above. Total shareholder return values are measured from December 31, 2022, based on an assumed fixed investment of $100.

CAP Versus Company Total Shareholder Return
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$0.00
$442,941
$314,430
$977,193
$47.97
$62.50
$42.44
2023
2024
2025
CAP for PEO
Total Shareholder Return

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CAP vs. Net Income (in Millions)
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
$0.00
($5.00)
($10.00)
($15.00)
($20.00)
($25.00)
($30.00)
($35.00)
$442,941
$314,430
$977,193
($3.21)
($8.22)
($29.40)
2023
2023
2023
CAP for PEO
Net Income

Director Compensation Table

The following table provides compensation information for the year ended December 31, 2025 for each non-employee member of our Board.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Stephen Hartzell(2)	$14,625	$65,500	$-	$-	$-	$80,125
Keith Grimes(3)	$14,625	$65,500	$-	$-	$-	$80,125
Robert Bailey(4)	$64,625	$446,800	$-	$-	$-	$511,425
Matthew Henninger (5)	$45,833	$140,000	$-	$-	$-	$185,833
Martha Crawford (6)	$45,833	$140,000	$-	$-	$-	$185,833

(1)	Reflects the grant date fair value calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. The Company’s FASB ASC Topic 718 assumptions used in these calculations are set forth in Note 6 to the Financial Statements included in the Annual Report, filed with the SEC on March 23, 2026.

(2)	Resigned from the Board on July 1, 2025.

(3)	Resigned from the Board on August 1, 2025.

(4)	Appointed to the Board on November 11, 2024.

(5)	Appointed to the Board on July 1, 2025.

(6)	Appointed to the Board on July 1, 2025.

Standard Director Compensation Arrangements

During the fiscal year ended December 31, 2025, we compensated non-employee members of the Board through a mixture of cash and equity-based compensation. Cash compensation arrangements for our non-employee directors consisted of the following payments: (i) an annual retainer of $80,000, except for Peter Longo who received an annual retainer of $120,000 for services as chairman of the Board; (ii) an annual retainer for service on the Board’s governance and nominating committee of $10,000; (iii) an annual retainer for service on the Board’s compensation committee of $10,000; (iv) an annual retainer for service on the Board’s audit committee of $15,000; and, (v) an annual retainer for service as the chairman of a Board committee of $5,000. The cash annual retainer for service on the Board and each such committee is payable in equal monthly installments with the annual retainer for service on a Board committee paid in quarterly installments. We also reimbursed expenses incurred by non-employee directors to attend Board and committee meetings.

During the fiscal year ended December 31, 2025, on the date of the initial appointment or election of each non-employee director, and on the date of each annual meeting thereafter, each non-employee director received an $80,000 grant of 27,875 shares of restricted common stock or stock options to purchase 41,812 shares of Common Stock (pro-rated if appointment or election is other than at an annual meeting of stockholders), in such director’s discretion, at a price equal to the fair market value of the Common Stock on the date of grant. Additionally, during the fiscal year ended December 31, 2025, each of Martha Crawford and Matthew Henninger received a $60,000 grant of 22,388 shares of restricted common stock and stock options to purchase 33,582 shares of Common Stock, respectively, at a price equal to the fair market value of the Common Stock on the date of grant. Such shares of restricted stock and stock options granted to directors vest 25% on a quarterly basis from the date of grant.

During the fiscal year ended December 31, 2025, directors who were also our employees did not receive cash or equity compensation for service on the Board in addition to compensation payable for their service as employees of the Company.

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RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Audit Committee

The audit committee is responsible for assessing the information provided by management and our registered public accounting firm, in accordance with its business judgment. Management is responsible for the preparation, presentation and integrity of our financial statements and for the appropriateness of the accounting principles and reporting policies that are used. Management is also responsible for testing the system of internal controls, and reports to the audit committee on any deficiencies found. Our registered public accounting firm was responsible for auditing the financial statements and for reviewing the unaudited interim financial statements.

The audit committee reviewed with our registered public accounting firm, CBIZ CPA P.C., the overall scope and plan of the audit. In addition, it met with CBIZ CPA P.C. to discuss the results of its examination, the evaluation of our system of internal controls, the overall quality of our financial reporting and such other matters as are required to be discussed under generally accepted auditing standards. The audit committee has also received from, and discussed with, CBIZ CPA P.C. the matters required to be discussed by Statement on Auditing Standards 61 (Communication with Audit Committees).

The audit committee discussed with CBIZ CPA P.C. the firm’s independence from management and our company, including the matters in the written disclosures and the letter required by the Public Company Accounting Oversight Board. The audit committee has also considered the compatibility of audit related and other services with the auditors’ independence.

In fulfilling its oversight responsibilities, the audit committee has reviewed and discussed the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2025 with both management and our registered public accounting firm. The audit committee’s review included a discussion of the quality and integrity of the accounting principles, the reasonableness of significant estimates and judgments, and the clarity of disclosures in the financial statements.

In reliance on the reviews and discussions referred to above, the audit committee recommended to the board, and the board has approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the SEC.

By the Audit Committee of the Board of Directors:

Robert Bailey, Audit Committee Chair

Martha Crawford, Audit Committee Member

Matthew Henninger, Audit Committee Member

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PROPOSAL TO APPROVE THE AMENDMENT TO THE 2025 PLAN

(Proposal No. 2)

Summary of the 2025 Plan and 2025 Plan Amendment; Background

The Company is seeking stockholder approval for an amendment to the 2025 Plan to increase the number of shares reserved for issuance under the 2025 Plan by 1,000,000, from 750,000 shares of Common Stock to 1,750,000 shares of Common Stock (the “2025 Plan Amendment”). No other changes to the 2025 Plan are proposed. The 2025 Plan was approved by the Board and the Company’s stockholders on September 8, 2025, respectively.

The purpose of the 2025 Plan is to advance the interests of the Company, its subsidiaries, affiliates, and stockholders by providing an incentive to attract and retain the best qualified personnel to perform services for the Company, by motivating such individuals to contribute to the growth and the profitability of the Company by aligning such individuals with the interests of the Company’s stockholders, and by rewarding such individuals for their services by tying a signification portion of their compensation to the success of the Company.

The Board believes that stockholder approval of the 2025 Plan Amendment is necessary in order to make more shares available for future stock-based awards granted under the 2025 Plan (“Awards”) in any given year, in part, due to the following:

(i)	the Company has utilized substantially all of the shares available for Awards under the 2025 Plan, and as a result, there are an insufficient number of shares currently available for grant under the 2025 Plan; and

(ii)	we face increasing competition from the industry in which we operate to retain our talented and experienced staff and add staff as appropriate. We believe that the additional flexibility to make additional Awards under the 2025 Plan will be effective for retention of and incentive compensation to such individuals.

The Board believes that it is in the best interests of us and our stockholders to approve the modifications to the 2025 Plan to be made by the 2025 Plan Amendment as described herein. The Board believes that Awards assist in retaining, motivating and rewarding employees, executives and consultants by giving them an opportunity to obtain long-term equity participation in the Company. In addition, Awards are an important contributor to aligning the incentives of our employees with the interests of our stockholders.

The full text of the proposed Amendment is attached to this Proxy Statement as Appendix A.

Shares Available Under the 2025 Plan

The number of shares of Common Stock that were originally authorized for issuance pursuant to awards granted under the 2025 Plan was 750,000 shares. Such shares consisted of authorized but unissued or reacquired shares of Common Stock or any combination thereof, subject to adjustment for certain corporate changes affecting such shares, such as stock splits, merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, or stock dividend. Shares underlying expired, cancelled or terminated equity awards that are not exercised or settled in full, and shares of Common Stock subject to forfeiture or repurchase that are forfeited or repurchased by the Company that are granted under the 2025 Plan may again become available for grant under the 2025 Plan, subject to certain exceptions. As of the date of this Proxy Statement, 252,784 shares are available for issuance under the 2025 Plan, which we do not believe is a sufficient number for the reasons set forth above. We intend for Awards granted pursuant to the 2025 Plan to comply with Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the “Code”) (including any amendments or replacements of such section), and the 2025 Plan and Awards granted thereunder to be so construed.

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Administration of the 2025 Plan

The 2025 Plan is administered by the compensation committee of the Board (the “Compensation Committee”). The 2025 Plan remains in effect and Awards can be granted thereunder until the earlier of its termination by the Board or the date on which all shares under the 2025 Plan have been granted, and otherwise remains in effect for a period of ten years from the effective date of October 9, 2025; provided however that incentive stock options (“ISOs”) may be granted under the 2025 Plan for a period of ten year from the earlier of the date the 2025 Plan is adopted or approved by the stockholders, whichever is earlier.

All questions of interpretation of the 2025 Plan, of any Award agreement or of any other form of agreement or other document employed by us in the administration of the 2025 Plan or of any Award shall be determined by the Compensation Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the 2025 Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Compensation Committee in the exercise of its discretion pursuant to the 2025 Plan or Award agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein. The Board or the Compensation Committee may at any time amend, suspect or terminate the 2025 Plan, subject to stockholder approval in the case of an amendment requiring stockholder approval under applicable law.

Awards that may be granted under the 2025 Plan consist of: (a) ISOs; (b) non-statutory stock options (“NSOs”, and together with ISOs, “Options”); (c) stock appreciation rights (“SARs”); (d) restricted shares of Common Stock; (e) restricted stock units (“RSUs”); and (f) other stock-based Awards.

Options. Options are exercisable at times and upon the conditions that the Compensation Committee may determine. The exercise price of Options will be established in the discretion of the Compensation Committee; provided, however, that the exercise price per share cannot be less than the fair market value (as defined in the 2025 Plan) of a share of Common Stock on the date of grant of the Option (and the exercise price per share of an ISO granted to any holder of 10% or more of the Common Stock cannot be less than 110% of such Fair Market Value on the date of such grant). Options granted under the 2025 Plan cannot be exercisable for period exceeding ten (10) years from the date of grant, provided that ISOs granted under the 2025 Plan to any holder of 10% or more of the Common Stock cannot be exercisable for period exceeding five (5) years from the date of grant.

SAR. The exercise price of each SAR will be established in the discretion of the Compensation Committee; provided, however, that the exercise price per share subject to an SAR cannot be less than the fair market value (as defined in the 2025 Plan) of a share of Common Stock on the date of grant of the SAR. SARs will be exercisable at such time(s) or upon such event(s) determined by the Compensation Committee, and will be subject to terms, conditions and restrictions determined by the Compensation Committee. SARs granted under the 2025 Plan cannot be exercisable for period exceeding ten (10) years from the date of grant. We have not granted any SAR under the 2025 Plan.

Restricted Stock Awards. Restricted stock awards may or may not require the payment of cash compensation for the Common Stock and may or may not be subject to vesting conditions or other conditions, restrictions or criteria, as determined by the Compensation Committee. Until the applicable restrictions (as the Compensation Committee may specify) lapse, such shares are subject to forfeiture and may not be sold or otherwise disposed of by the recipient of the Award. After all conditions and restrictions applicable to the restricted stock award have been satisfied or lapse, such shares become freely transferable by the holder. The purchase price, if any, for shares of Common Stock issuable under each restricted stock award, and the means of payment will be established by the Compensation Committee in its discretion.

RSUs. RSUs (a promise to deliver a number of shares of Common Stock at a future date) may or may not be subject to vesting conditions based on service or other requirements, conditions or restrictions, as determined by the Compensation Committee. RSUs may vest based on time or performance goals, and may be settled in cash or Common Stock, with or without a purchase price, in each case as determined by the Compensation Committee. We have not granted any RSUs under the 2025 Plan.

Each Option, SAR, restricted stock award and RSU and will be evidenced by an Award agreement specifying, as applicable, the number of shares to which the award relates, any vesting schedule or vesting conditions, and all other terms and conditions of the award.

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Effect of Change in Control

Options and SARs. The Compensation Committee may, in its sole discretion, allow acceleration of the exercisability and vesting in the event of a change in control (as defined in the 2025 Plan), of any or all outstanding Options and SARs and shares of Common Stock acquired upon the exercise of such Options and SARs. An Acquiring Corporation may assume or substitute the Options or SARs without the consent of the recipient. The Compensation Committee may, upon notice, terminate unvested and/or unexercised Awards immediately prior to the change in control, allow exercise of any outstanding Awards prior to the change in control, provide cash payment of Acquisition Price (as defined in the 2025 Plan) less the exercise price of each Award in exchange for termination of each Award, convert any outstanding Awards into the right to receive liquidation proceeds, or any combination of the foregoing, subject to the provisions of the 2025 Plan.

Restricted Stock Awards and Other Type of Awards. The Compensation Committee may, in its sole discretion, accelerate the vesting of any restricted stock award as specified in the applicable Award Agreement, or settle the Award according to the terms of the applicable Award Agreement unless such Award is assumed or substituted with a substantially equivalent Award in connection with the change in control.

U.S. Federal Tax Aspects

The following summary is a brief discussion of certain U.S. federal income tax consequences to U.S. taxpayers and to the Company of Awards granted under the 2025 Plan. This summary is not intended to be a complete discussion of all the U.S. federal income tax consequences of the 2025 Plan or of all the requirements that must be met in order to qualify for the tax treatment described below. The following summary is based upon the provisions of U.S. federal tax law in effect on the date hereof, which is subject to change (perhaps with retroactive effect) and does not constitute tax advice. In addition, because tax consequences may vary, and certain exceptions to the general rules discussed in this summary may be applicable, recipients of Awards and persons eligible to receive Awards are encouraged to consult with their own advisors.

Tax Consequences of NSOs and SARs. In general, an employee, director or consultant will not recognize income at the time of the grant of NSOs or SARs under the 2025 Plan. When the holder exercises the NSO or SAR, the holder will recognize compensation income (subject to income and employment tax withholding) for U.S. federal income, Social Security, Medicare and Additional Medicare tax purposes equal to the excess, if any, of the fair market value (as defined in the 2025 Plan) of the shares of the Common Stock received (or cash equivalent) over the exercise price. The tax basis of such shares will be equal to the exercise price paid plus the amount of compensation income recognized at the time of the exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of an NSO or SAR, the holder will have taxable capital gain or loss, measured by the difference between the amount realized on the sale or exchange and the tax basis of the shares. The capital gain or loss will be short-term or long-term depending on the holding period of the shares sold. If an SAR is settled in cash, the amount received will be taxed as compensation income. The Company receives no tax deduction on the grant of an NSO or SAR, but the Company is entitled to a tax deduction when a holder recognizes compensation income on exercise of the NSO or SAR, in the same amount as the income recognized by the holder.

Tax Consequences of ISOs. Generally, a holder incurs no U.S. federal income tax liability on either the grant or the exercise of an ISO, although a holder will generally have taxable income for alternative minimum tax purposes at the time of exercise equal to the excess of the fair market value of the Common Stock subject to the option over the exercise price. Provided that the Common Stock is held for at least one year after the date of exercise of the option and at least two years after its date of grant, any gain realized on a subsequent disposal (by sale or otherwise) of the Common Stock will be taxed as long-term capital gain. If the Common Stock is disposed of within a shorter period of time, the holder will recognize ordinary income in an amount equal to the difference between the fair market value of the stock on the date of exercise (or the sale price of the shares sold, if less) over the exercise price. The Company receives no tax deduction on the grant or exercise of an ISO, but the Company is entitled to a tax deduction if the holder recognizes ordinary income on account of a premature disposition of shares acquired on exercise of an ISO, in the same amount and at the same time as the holder recognizes income.

Tax Consequences of Stock Awards. In general, the recipient of an Award of the Company’s Common Stock without restrictions will recognize compensation income (subject to income and employment tax withholding) at the time the shares of Common Stock are awarded in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock received over the amount, if any, the recipient paid in exchange for the shares of Common Stock. In the case of a restricted stock award (such that the shares are subject to vesting or other restrictions), the recipient generally will not recognize compensation income until the shares of Common Stock become vested or the restrictions otherwise lapse, at which time the recipient will recognize compensation income (subject to income and employment tax withholding) equal to the excess, if any, of the fair market value of the shares of Common Stock on the date of vesting (or the date of the lapse of a restriction) less the amount, if any, that the recipient paid in exchange for the shares of Common Stock. If the shares of Common Stock are forfeited under the terms of the restricted stock award, the recipient will not recognize compensation income and will not be allowed an income tax deduction with respect to the forfeiture.

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A recipient may file an election under Section 83(b) of the Code (a “Section 83(b) election”) within thirty (30) days of the recipient’s receipt of restricted stock to recognize compensation income (subject to income and employment tax withholding) as of the date of transfer, equal to the excess, if any, of the fair market value of the shares of Common Stock on the date of transfer less the amount, if any, that the recipient paid in exchange for the shares of Common Stock. If a recipient makes a Section 83(b) election, then the recipient will not otherwise be taxed in the year the vesting or restriction lapses, and, if the restricted stock award is forfeited, the recipient will not be allowed an income tax deduction for the compensation income recognized. A loss is allowed with respect to any amount paid. If the recipient does not make a Section 83(b) election, dividends paid to the recipient on the shares of Common Stock prior to the date the vesting or restrictions lapse will be treated as compensation income (subject to income and employment tax withholding).

All taxable amounts are deductible by us at the time and in the amount of the compensation income recognized by the holder. The recipient’s tax basis for the determination of gain or loss upon the subsequent disposition of shares of Common Stock acquired as restricted stock awards will be the amount paid for the shares plus the amount of compensation income recognized in connection with the Award.

Tax Consequences of RSUs. A recipient of an RSU is taxed when the shares are delivered (generally at vesting), rather than the date of grant. Deferred delivery of shares after vesting may implicate Section 409A of the Code. The recipient will generally recognize compensation income (subject to income and employment tax withholding) which is measured by the cash received or the difference between the amount paid (if any) and the fair market value of the Common Stock at settlement. If the recipient receives actual shares at settlement, the holding period will begin at settlement and the tax basis will be equal to the sum of the cash, if any, paid plus the amount of compensation income recognized at vesting. Dividend equivalents (if offered) will be taxed as additional compensation income at settlement. All such taxable amounts are deductible by the Company at the time and in the amount of the compensation income recognized by the holder.

Additional U.S. Federal Tax. A recipient may be required to pay a 3.8% Medicare tax with respect to net investment income, including dividends on and gains from the sale or other disposition of Common Stock, to the extent that total adjusted gross income exceeds applicable thresholds.

Withholding and other consequences. All compensation income of a recipient with respect to an Award will be subject to appropriate U.S. federal, state and local income and employment tax withholding.

Tax effect for the Company. The Company is generally entitled to an income tax deduction in connection with an Award under the 2025 Plan in an amount equal to the compensation income recognized by a recipient at the time the recipient recognizes such income, subject to the limitation on the deduction of executive compensation under Section 162(m) of the Code in the case of certain executives. Section 162(m) of the Code generally disallows an income tax deduction to public companies for compensation in excess of $1,000,000 paid in any year to the principal executive officer, the principal financial officer and the three other most highly compensated executive officers. In addition, each person covered by Section 162(m) of the Code for a particular year remains subject to the $1,000,000-limit in subsequent years, even if not included in that group for the year. It is expected that certain of the Company’s compensation arrangements will result in non-deductible compensation when the total exceeds $1,000,000. Nevertheless, the deductibility of compensation is but one of the critical factors in the design and implementation of any compensation arrangement, and the Compensation Committee reserves the right to pay nondeductible compensation when appropriate.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION UPON RECIPIENTS OF AWARDS UNDER THE 2025 PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A RECIPIENT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE RECIPIENT MAY RESIDE. THE FOREGOING SUMMARY IS NOT INTENDED OR WRITTEN TO BE USED, AND IT CANNOT BE USED BY ANY TAXPAYER, TO AVOID PENALTIES THAT MAY BE IMPOSED ON THE TAXPAYER.

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Eligible Recipients

Current employees, directors and consultants, as well as prospective employees, directors and consultants to whom Awards are offered to be granted in connection with written offers of an employment or other service relationship with the Company and any of its parents, subsidiaries or affiliates are eligible to receive equity awards under the 2025 Plan.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2025 with respect to the shares of our Common Stock that may be issued under our existing equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
2017 and 2021 equity compensation plans, approved by security holders	87,274	$19.26	-
2025 Plan, approved by security holders	120,000	6.55	630,000
Equity compensation plans not approved by security holders	-	-	-
	207,274	$11.90	630,000

Additional Information

This summary of the 2025 Plan Amendment is intended to provide you with basic information concerning the 2025 Plan Amendment and is qualified by the full text of the form of 2025 Plan Amendment, which is attached as Appendix A to this Proxy Statement.

Vote Required and Recommendation

Our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, Bylaws or applicable Delaware law), the affirmative vote of a majority of the votes cast by holders of the shares of Common Stock present and entitled to vote on the matter will be required for approval. Accordingly, the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock present and entitled to vote on the matter will be required to approve the 2025 Plan Amendment. Abstentions and broker non-votes, if any, will have no effect on the outcome of this Proposal No. 2.

Abstentions will be counted for purposes of determining the presence or absence of a quorum but will not be counted as votes cast and therefore will not be counted for purposes of determining whether Proposal No. 3 has been approved. Broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum but will not have any effect on the outcome of this Proposal No. 2.

At the Annual Meeting, a vote will be taken on a proposal to approve the 2025 Plan Amendment.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE TO APPROVE THE AMENDMENT TO THE 2025 PLAN AMENDMENT.

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RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

(Proposal No. 3)

CBIZ CPAs P.C. (“CBIZ”) has served as our independent registered public accounting firm since October 2, 2025 and has been appointed by the audit committee of the Board (the “Audit Committee”) to continue as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

At the Annual Meeting, the stockholders will vote on a proposal to ratify this selection of CBIZ as our independent registered public accounting firm. If this ratification is not approved by the affirmative vote of a majority of the shares of Common Stock cast at the Annual Meeting, in person or by proxy, the Board will reconsider its selection of CBIZ as our independent registered public accounting firm.

CBIZ has no interest, financial or otherwise, in our Company. We do not currently expect a representative of CBIZ to physically attend the Annual Meeting, however, it is anticipated that a CBIZ representative will be available to participate in the Annual Meeting via telephone in the event he or she wishes to make a statement, or in order to respond to appropriate questions.

Dismissal of Independent Registered Public Accounting Firms

As reported on the Current Report on Form 8-K of the Company filed with the SEC on October 3, 2025, as of October 2, 2025, the Audit Committee approved the dismissal of Baker Tilly US, LLP (“Baker Tilly”) and Marcum LLP (“Marcum”) as AGIG’s and the Company’s independent registered public accounting firms. Baker Tilly served as the independent public accounting firm of AGIG prior to the completion of the Share Exchange. Marcum had continued to serve as the Company’s independent registered public accounting firm after the Share Exchange. Baker Tilly and Marcum LLP audited AGIG’s and the Company’s financial statements for the fiscal years ended December 31, 2024 and 2023.

The reports of Baker Tilly on AGIG’s financial statements and the reports of Marcum on the Company’s financial statements for the fiscal years ended December 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During AGIG’s two most recent fiscal years and through the date of dismissal, (a) AGIG had no disagreements with Baker Tilly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreement if not resolved to the satisfaction of Baker Tilly would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the financial statements and (b) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), except for material weaknesses in AGIG’s internal control over financial reporting as previously reported on the Company’s definitive proxy statement on Schedule 14A, filed with the SEC on April 14, 2025. During the Company’s two most recent fiscal years and through the date of dismissal, (a) the Company had no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreement if not resolved to the satisfaction of Marcum would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the financial statements and (b) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), except for material weaknesses in the Company’s internal control over financial reporting as previously reported on the Company’s Annual Report on Form 10-K, initially filed with the SEC on February 24, 2025, and as amended and filed with the SEC on April 30, 2025.

The Company provided Baker Tilly and Marcum with copies of the above disclosures prior to filing with the SEC Current Report on Form 8-K on October 3, 2023 and requested Baker Tilly and Marcum to furnish letters addressed to the SEC stating whether they agree with the statements made in Item 4.01 of such Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. The copies of Baker Tilly’s and Marcum’s letters are filed as Exhibit 16.1 and Exhibit 16.2 to such Current Report on Form 8-K.

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On October 2, 2025, the Committee approved the engagement of CBIZ as the Company’s independent registered public accounting firm. After such date, the services provided by Marcum and Baker Tilly are being provided by CBIZ. During the Company’s two most recent fiscal years, the Company has not consulted with CBIZ regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that CBIZ concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable event as defined in Regulation S-K, Item 304(a)(1)(iv) and Item 304(a)(1)(v).

Fees Paid to Independent Registered Public Accounting Firm

The Audit Committee retained CBIZ, formerly Marcum, to audit the Company’s consolidated financial statements and the effectiveness of its internal controls as of and for the years ended December 31, 2025 and 2024. For additional information concerning the Audit Committee and its activities with Marcum, see “Audit Committee Report” contained in this Proxy Statement and “Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accountant” below.

Fees Paid to Auditor

The following table presents aggregate fees for professional services rendered by CBIZ and Baker Tilly US LLP for the audit of our annual financial statements for the fiscal years ended December 31, 2025 and 2024, respectively.

CBIZ

Fee Category	FY 2025	FY 2024
Audit Fees (1)	$264,600	$
Audit-Related Fees	115,500		-
Tax Fees	-		-
All Other Fees	-		-
Total Fees	$380,100	$

Baker Tilly US LLP

Fee Category	FY 2025	FY 2024
Audit Fees (1)	$-	$131,437
Audit-Related Fees	68,250	63,000
Tax Fees	-	-
All Other Fees	118,950	8,738
Total Fees	$186,200	$203,175

(1)	Audit fees consist of fees for the audit of our financial statements, the review of the interim financial statements included in our Quarterly Reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements.

All fees set forth in the table above were approved by our Audit Committee.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accountant

Our Audit Committee pre-approves all audit and non-audit services provided by our independent auditors prior to the engagement of such independent auditors with respect to such services. The chairman of our Audit Committee has been delegated the authority by the Audit Committee to pre-approve interim services by our independent auditors other than the annual audit. The chairman of our Audit Committee must report all such pre-approvals to the entire Audit Committee at the next committee meeting.

Vote Required and Recommendation

Our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, Bylaws or applicable Delaware law), the affirmative vote of a majority of the votes cast by holders of the shares of Common Stock present and entitled to vote on the matter will be required for approval. Accordingly, the affirmative vote of a majority of the votes cast by holders of the shares of Common Stock present and entitled to vote on the matter will be required to ratify the Board’s selection of CBIZ as our independent registered public accountants for the fiscal year ending December 31, 2026. If this ratification is not approved by the requisite vote of the stockholders, in person or by proxy, and voting on the matter, the Board will reconsider its selection of CBIZ as our independent registered public accounting firm.

Abstentions will be counted for purposes of determining the presence or absence of a quorum but will not be counted as votes cast and therefore will not be counted for purposes of determining whether Proposal No. 3 has been approved. Broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum but will not have any effect on the outcome of this Proposal No. 3.

At the Annual Meeting a vote will be taken on a proposal to ratify the selection of CBIZ as our independent registered public accountants for the fiscal year ending December 31, 2026.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION

OF THE SELECTION OF CBIZ AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

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A NON-BINDING ADVISORY PROPOSAL TO APPROVE THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS

(Proposal No. 4)

Summary

Our compensation policies and procedures are centered on a pay-for-performance philosophy, and we believe that they are strongly aligned with the long-term interests of our stockholders. Our compensation program is designed to attract, motivate, and retain the key executives who drive our success. Compensation that rewards excellence and reflects performance, and alignment of that compensation with the interests of long-term stockholders, are key principles of our compensation program design. Although we have made and will continue to make improvements to our compensation program from time to time, these key principles have been unchanged for many years.

We support the principle that our corporate governance policies, including our executive compensation program, should be responsive to stockholder concerns. This principle is embodied in a non-binding, advisory vote that gives you as a stockholder the opportunity to approve the compensation of our named executive officers as disclosed in this Proxy Statement, including, among other things, our executive compensation objectives, policies and procedures. This vote is intended to provide an overall assessment of our executive compensation program rather than to focus on any specific item of compensation. We value the opinions of our stockholders and intend to take the outcome of this vote into account when considering future executive compensation arrangements. However, because the vote is advisory, it will not directly affect any existing compensation awards of any of our executive officers, including our named executive officers.

As discussed above, our executive compensation program is designed:

● to demand and reward excellence from each of our executive officers and from the management team as a whole;

● to align our interests with the interests of executives and other employees through compensation programs that recognize individual contributions toward the achievement of corporate goals and objectives without encouraging unnecessary or unreasonable risks;

● to further link executive and stockholder interests through equity-based compensation and long-term stock ownership arrangements;

● to recognize and reward excellence in an executive’s performance in the furtherance of our goals and objectives without undertaking unnecessary or excessive risk; and

● to attract and retain high caliber executive and employee talent.

We encourage you to consider the detailed information provided in the Summary Compensation Table and the tables and other information that follow it. The Board will review the advisory voting results and will take them into account in making future executive compensation decisions.

Vote Required and Recommendation

Our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, Bylaws or applicable Delaware law), the affirmative vote of a majority of the votes cast by holders of the shares of Common Stock present and entitled to vote on the matter will be required for approval. Accordingly, the affirmative vote of a majority of the votes cast by holders of the shares of Common Stock present and entitled to vote on the matter will be required to approve the Say-On-Pay Proposal, which is non-binding on the Company.

Abstentions will be counted for purposes of determining the presence or absence of a quorum but will not be counted as votes cast and therefore will not be counted for purposes of determining whether Proposal No. 4 has been approved. Broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum but will not have any effect on the outcome of this Proposal No. 4.

At the Annual Meeting a vote will be taken on a non-binding advisory proposal to approve the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion in this Proxy Statement.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE COMPENSATION PAID TO THE CORPORATION’S NAMED EXECUTIVE OFFICERS AS DISCLOSED HEREIN.

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RELATED PARTY TRANSACTIONS

Other than as described below, except compensation arrangements, since the past two fiscal years, there have been no transactions, whether directly or indirectly, between us and any of the Company’s officers, directors, beneficial owners of more than 5% of outstanding shares of Common Stock or outstanding shares of a class of voting preferred stock, or their family members, that exceeded the lesser of (i) $120,000 or (ii) one percent (1%) of the average of the Company’s total assets at year-end for the last two fiscal years, and in which any of our directors, executive officers or beneficial holders of more than 5% of any class of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

Share Exchange and Change of Control

On July 1, 2025, as contemplated by that certain Share Exchange Agreement, dated February 20, 2025, as amended, between the Company and the AGIG Unitholders, the Company acquired all of the outstanding units of AGIG LLC from the AGIG Unitholders in exchange for issuing to the AGIG Unitholders an aggregate of 31,778,032 shares of Common Stock, which is equal to 94% of the sum of (a) the aggregate issued and outstanding Common Stock at the time of the closing of such transaction (including the Exchange Shares (as defined in the Share Exchange Agreement)), plus (b) all Common Stock approved for issuance by the Company under a Future Equity Incentive Plan (as defined in the Share Exchange Agreement) at the time of such closing, contingent upon the approval by the stockholders of the Company of the Share Exchange. Immediately following the consummation of the Share Exchange, Abundia Financial directly held 84.6% of the outstanding shares of the Company, and Bower Family Holdings, LLC directly held 10.4%, and indirectly through Abundia Financial 46.3%, of the outstanding shares of Common Stock, resulting in a change of control of the Company.

Debt Restructuring

Pursuant to an Assignment, Assumption and Release Agreement, dated November 12, 2025, Bower Family Holdings, LLC acquired the majority of a senior secured convertible note, in the principal amount of $3,500,000, originally issued by the Company to a third party investor, which was used to finance the purchase of the Company’s Cedar Port property. Such original senior secured convertible note was dated July 10, 2025, in the original principal amount of $5,434,783.

Transaction with RPD Technologies Americas, LLC

On April 1, 2026, the Company, RPD Technologies Americas, LLC (“RPD”) and Abundia Financial entered into a Membership Interest Purchase Agreement (the “MIPA”), pursuant to which the Company acquired all of the issued and outstanding membership interests of RPD (the “Membership Interests”) from Abundia Financial for consideration of $4,040,000, payable in the form of a senior secured convertible note of the Company (the “RPD Convertible Note”). The RPD Convertible Note is due on the first anniversary of the closing of such transaction, accrues interest at a rate of 10% per annum (15% upon an event of default) and converts in full or in part at any time into shares of Common Stock at a price equal to 80% of the average of the VWAPs (as defined in the Purchase Agreement) during the three (3) consecutive Trading Days (as defined in the MIPA) ending on the Trading Day that is immediately prior to the Conversion Date (as defined in the MIPA), subject to a floor price of $0.29 per share. In connection with the MIPA, the parties also entered into a security agreement, which granted to Abundia Financial a security interest in all of the Membership Interests. Abundia Financial is the Company’s controlling shareholder, holding approximately 63% of the issued and outstanding shares of Common Stock.

27

SECTION 16(a) BENEFICIAL OWNERSHIP

REPORTING COMPLIANCE

Under the securities laws of the United States, our directors, executive (and certain other) officers, and any persons holding ten percent or more of our outstanding shares of Common Stock must report on their ownership of the Company’s securities and any changes in such ownership to the SEC. Specific due dates for these reports have been established. During such fiscal year, we believe that all reports required to be filed by such persons pursuant to Section 16(a) were filed on a timely basis, with the exception of the reports listed in the table below:

Name	Number of Late Reports	Description
Martha Crawford	1	Martha Crawford’s Form 3 was not filed on a timely basis.
Matthew Henninger	1	Matthew Henninger’s Form 3 was not filed on a timely basis.
Bower Family Holdings, LLC	2 (for the fiscal year ended 2024)	Bower Family Holdings, LLC’s Form 3 was not filed on a timely basis and a corresponding Form 5 was not filed on a timely basis.
Peter Longo	2	Peter Longo’s Form 4 reporting two transactions was not filed on a timely basis.
Robert Bailey	2	Robert Bailey’s Form 4 reporting two transactions was not filed on a timely basis.

28

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

The Company is required to provide an annual report and proxy statement or notice of availability of these materials to all stockholders of record. If you have more than one account in your name or at the same address as other stockholders, the Company or your broker may discontinue mailings of multiple copies. If you are voting by Internet and you wish to receive multiple copies, you may notify us at the address and phone number at the end of the following paragraph if you are a stockholder of record or notify your broker if you hold through a broker.

Once you have received notice from your broker or us that they or we will discontinue sending multiple copies to the same address, you will receive only one copy until you are notified otherwise or until you revoke your consent. If you received only one copy of this Proxy Statement and the annual report or notice of availability of these materials and wish to receive a separate copy for each stockholder at your household, or if, at any time, you wish to resume receiving separate proxy statements or annual reports or notices of availability, or if you are receiving multiple statements and reports and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by calling Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department, and we will promptly deliver additional materials as requested.

EXPENSES AND SOLICITATION

We will bear the costs of printing and mailing proxies. In addition to soliciting stockholders by mail or through our regular employees, we may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have shares of our Common Stock registered in the name of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by our directors, officers and employees may also be made of some stockholders following the original solicitation. The Company has retained Broadridge Financial Solutions, Inc. to assist with the solicitation of proxies for a project management fee of $35,000 plus reimbursement for out-of-pocket expenses. All solicitation costs will be borne by the Company.

OTHER BUSINESS

The Board knows of no other items that are likely to be brought before the Annual Meeting except those that are set forth in the foregoing Notice of Annual Meeting of Stockholders. If any other matters properly come before the Annual Meeting, the persons designated on the enclosed proxy will vote in accordance with their judgment on such matters.

INCORPORATION OF DOCUMENTS BY REFERENCE

We are subject to the information and reporting requirements of the Exchange Act, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be accessed at www.sec.gov. The SEC permits us to “incorporate by reference” into this Proxy Statement the information that we file with the SEC under the Exchange Act, which means that we can disclose important information to you by referring you to such information. Information that is incorporated by reference is considered to be part of this Proxy Statement. We have filed with the SEC and incorporate by reference in this Proxy Statement, except as superseded, supplemented or modified by this Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 23, 2026.

You are encouraged to review the Annual Report, together with any subsequent information that we filed or will file with the SEC and other publicly available information. Copies of this Proxy Statement and the Annual Report are also available on our website at https://investors.abundiaimpact.com/secfilings. A copy of any public filing is also available, at no charge, by contacting our legal counsel, Sullivan & Worcester LLP, Attn: David E. Danovitch, Esq. at (212) 660-3060.

29

DEADLINES FOR SUBMISSION OF STOCKHOLDER PROPOSALS

FOR THE 2027 ANNUAL MEETING

Any stockholders wishing to submit proposals intended to be presented at our 2027 annual meeting of stockholders (the “2027 Annual Meeting”) pursuant to Rule 14a-8 of the Exchange Act and included in our proxy materials for such meeting must ensure that they are received by our Corporate Secretary, at Abundia Global Impact Group, Inc., Board of Directors, c/o Corporate Secretary, 1300 Post Oak Blvd., Suite 1305, Houston, Texas 77056, not later than January 14, 2027. In the event we hold the 2027 Annual Meeting of Stockholders more than thirty days before or after the one (1) year anniversary date of this Annual Meeting, a proposal will be considered timely only if received by us a reasonable time before the proxy solicitation is made.

Our Bylaws also establish an advance notice procedure for stockholders who wish to nominate candidates for election as directors or otherwise propose business for consideration at a stockholders meeting (including proposals submitted outside of Rule 14a-8 of the Exchange Act) and include them in our proxy materials. To be timely, we must receive a notice regarding stockholder nominations for director or other business at our corporate headquarters at the address above not less than 70 days nor more than 90 days prior to the first anniversary of the prior year’s stockholder meeting. Any stockholder proposal or nomination received before February 13, 2027 or after March 5, 2027 will be considered untimely and will not be entertained at the annual meeting. However, that in the event that the date of an annual meeting is advanced by more than 30 days, or delayed by more than 70 days, from the first anniversary of the previous year’s annual meeting, notice by a stockholder, to be timely, must be so delivered not earlier than the 90 days prior to such annual meeting and not later than 70 days prior to such annual meeting, or 10 days following the day on which public announcement of the date of such meeting is first made by the Company. Additionally, in the event that the number of directors to be elected to the Board is increased and there is no public announcement by the Company naming all of the nominees for director or specifying the size of the increased Board made by the Company at least 80 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by these Bylaws shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to us at the address above not later than the close of business on the 10th day following the day on which such public announcement is first made by the Company. Any such notice must contain certain specified information concerning the persons to be nominated or proposed business and the stockholder submitting the nomination or business, all as set forth in our Bylaws.

In addition, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 15, 2027, provided that in the event that the date of the 2027 Annual Meeting is advanced or delayed by more than 30 days from the one (1) year anniversary date of this Annual Meeting, then such notice must be provided by the later of 60 days prior to the date of the 2027 Annual Meeting or the 10th day after the Company first publicly announces the date of the 2027 Annual Meeting.

30

By Order of the Board of Directors,

/s/ Edward Gillespie
Edward Gillespie
Chief Executive Officer

April 2, 2026

THE BOARD ENCOURAGES STOCKHOLDERS TO ATTEND THE VIRTUAL ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE VIRTUAL ANNUAL MEETING, WE URGE YOU TO PLEASE VOTE YOUR SHARES. INSTRUCTIONS REGARDING EACH METHOD OF VOTING ARE PROVIDED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS AND STOCKHOLDERS CAN ACCESS SUCH PROXY MATERIALS AND VOTE AT WWW.VIEWPROXY.COM. IF RETURNING YOUR PROXY BY MAIL, PLEASE RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. THE ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE VIRTUAL ANNUAL MEETING, YOU MAY VOTE AT THE ANNUAL MEETING ONLINE AT THE TIME OF SUCH ANNUAL MEETING, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD, AS DESCRIBED IN THE PROXY STATEMENT.

31

Appendix A

Form of Plan Amendment

AMENDMENT TO

ABUNDIA GLOBAL IMPACT GROUP, INC.

2025 EQUITY INCENTIVE PLAN

Pursuant to Section 14 of the 2025 Equity Incentive Plan (the “2025 Plan”) of Abundia Global Impact Group, Inc. (the “Company”), the board of directors of the Company (the “Board”) hereby amends the 2025 Plan (the “Amendment”), subject to the approval of the Amendment by the Company’s stockholders. This Amendment shall be effective as of the date of such stockholder approval.

1.	Section 4.1 of the 2025 Plan is hereby amended and restated in its entirety to read as follows:

“4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be one million seven hundred fifty thousand (1,750,000) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If an outstanding Award for any reason expires or is terminated or cancelled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. When a SAR settled in shares of Stock is exercised, the total number of shares subject to the SAR with respect to which the exercise occurs shall count against the limit, regardless of the number of shares actually issued in settlement of the SAR. Shares used to pay the exercise price of an Option shall not again become available for future grant or issuance under the Plan. Shares used to satisfy tax withholding obligations shall not become available for future grant or issuance under the Plan. To the extent an Award is settled in cash rather than shares of Stock, such cash payment shall not reduce the number of shares available for issuance under the Plan.”

Except as hereinabove amended, the provisions of the 2025 Plan shall remain in full force and effect.

2.	This Amendment was adopted by the Board on March 25, 2026 and is subject to approval by the affirmative vote of a majority of the shares cast at a duly held meeting of the stockholders of the Company at which a quorum is present or by an action by written consent signed by the holders of record of outstanding shares of capital stock having not less than the minimum number of votes that would be necessary to authorize or take that action at such a meeting of stockholders.

3.	To record the adoption of this Amendment, the Company has caused an authorized officer to affix the Company’s name hereto.

ABUNDIA GLOBAL IMPACT GROUP, INC.

By:
Name:	Edward Gillespie
Title:	Chief Executive Officer

A-1

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/AGIG2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V91974-P50688

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ABUNDIA GLOBAL IMPACT GROUP, INC.

The Board of Directors recommends you vote FOR each of the nominees listed in Proposal No. 1 and FOR each of Proposal No. 2, Proposal No. 3 and Proposal No. 4:

	For	Withhold
1. Election of directors:		
1a. Edward Gillespie	☐	☐
1b. Robert Bailey	☐	☐
1c. Martha Crawford	☐	☐
1d. Matthew Henninger	☐	☐
1e. Peter Longo	☐	☐

	For	Against	Abstain
2. Proposal to amend the Company's 2025 Equity Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder by 1,000,000, from 750,000 shares to 1,750,000 shares.	☐	☐	☐
3. Proposal to ratify the appointment of CBIZ CPAs P.C. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026.	☐	☐	☐
4. Proposal to approve, on a non-binding advisory basis, the compensation of our named executive officers.	☐	☐	☐

5. To consider and vote upon such other matters as may properly come before the annual meeting, or any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

The Annual Meeting Notice and Proxy Statement, and the Company's 2025 Annual Report on Form 10-K, are available at www.proxyvote.com.

V91975-P50688

Proxy for Annual Meeting of Stockholders
to be held on Thursday, May 14, 2026 at 11:00 a.m. Central Daylight Time

This Proxy is solicited on behalf of the Board of Directors

The undersigned, revoking all prior proxies heretofore given, hereby appoints Edward Gillespie as attorney-in-fact, agent and proxy, with full power of substitution, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders (the "Meeting") of Abundia Global Impact Group, Inc., a Delaware corporation (the "Company"), to be held on Thursday, May 14, 2026, at 11:00 a.m. Central Daylight Time, or at any adjournments or postponements thereof, in the manner designated below, all of the shares of the Company's common stock that the undersigned would be entitled to vote if personally present.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES LISTED IN PROPOSAL NO. 1 AND FOR EACH OF PROPOSAL NOS. 2, 3, AND 4 AND IN THE DISCRETION OF THE PROXY WITH RESPECT TO ANY OTHER MATTERS PROPERLY BROUGHT BEFORE THE STOCKHOLDERS AT THE MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE

Continued and to be signed on reverse side